June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021 (June 29, 2021)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed on January 11, 2021, Tim Thorne, the president of ABF Freight System, Inc. (“ABF Freight”), the largest subsidiary of ArcBest Corporation (the “Company”), announced his retirement to be effective June 30, 2021. On June 29, 2021, the Compensation Committee of the Board of Directors of the Company approved entry into a consulting agreement (“Agreement”) with Mr. Thorne pursuant to which he will perform consulting services for ABF Freight over a period of six months, commencing July 1, 2021.

Under the terms of the Agreement, Mr. Thorne will be paid $40,500 per month and be reimbursed for reasonable and necessary business expenses. Mr. Thorne is subject to confidentiality and non-competition covenants. For the period twelve months from his retirement date, Mr. Thorne will not engage in competitive activities with the Company and its affiliates or solicit customers or employees of the Company or otherwise interfere with the business of the Company and its affiliates. In the event the consulting relationship is terminated by the Company without cause, the consulting fees will continue through the original term of the Agreement. Otherwise, the consulting fees will terminate upon termination of the Agreement.

During the term of the Agreement, Mr. Thorne will be focused on growing the Company’s military and veteran partnerships.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement by and between ABF Freight System, Inc. and Tim Thorne, dated July 1, 2021.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	July 6, 2021	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary